GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional and Class IR Shares of the

Goldman Sachs China Equity Fund

Supplement dated March 6, 2014 to the

Prospectus and Summary Prospectus, each dated February 28, 2014, as supplemented

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Goldman Sachs China Equity Fund (the “Acquired Fund”) with and into the Goldman Sachs Asia Equity Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management International (“GSAMI”). The reorganization was recommended in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products.

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund held immediately prior to the closing date. Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of the Acquiring Fund, as follows:

Acquired Fund		Acquiring Fund
Class A	g	Class A
Class C	g	Class C
Institutional	g	Institutional
Class IR	g	Class IR

The reorganization is expected to close during the second quarter of 2014 or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of GSAMI, the Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Completion of the reorganization is subject to a number of conditions, but shareholders of the Acquired Fund are not required to approve the Plan. Existing Acquired Fund shareholders will receive an information statement describing in detail both the proposed reorganization and the Acquiring Fund, and summarizing the Board’s considerations in approving the reorganization and Plan. As of the close of business on February 12, 2014, the Acquired Fund may depart from its stated investment objectives and policies as it prepares to reorganize with and into the Acquiring Fund.

After the close of business on February 14, 2014, the Acquired Fund discontinued accepting orders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund from other Goldman Sachs Funds; provided, however, that existing shareholders of the Acquired Fund may continue to reinvest dividends and distributions, if any. Additionally, certain employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Acquired Fund as of the close of business on February 14, 2014 may continue to purchase shares of the Acquired Fund, including 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, 457 plans, and SIMPLE plans.

Until the effective time of the reorganization, Acquired Fund shareholders may continue to redeem (sell) their shares of that Fund and exchange those shares at net asset value without imposition of a contingent deferred sales charge for shares of the same class or an equivalent class of other Goldman Sachs Funds. Redemptions of Class A and Class C Shares by Acquired Fund shareholders between February 12, 2014 and the effective date of the reorganization will not be subject to any applicable contingent deferred sales charge. Redemption and exchange orders should be submitted in the manner described in the Fund’s Prospectus under “Shareholder Guide.”

This Supplement should be retained with your Prospectus and

Summary Prospectus for future reference.

EMECEFSTK 03-14